Exhibit 99.1

Vaxart Announces Adjournment of Annual Meeting of Stockholders

Meeting adjourned to June 2, 2025 at 8:30 a.m. Pacific Time

Vaxart encourages all stockholders of record on March 26, 2025 who have not yet voted to do so by 11:59 p.m. Eastern Time on June 1, 2025

SOUTH SAN FRANCISCO, Calif., May 21, 2025 -- Vaxart, Inc. (Nasdaq: VXRT) (“Vaxart” or the “Company”) announced today that its 2025 annual meeting of stockholders (the “Annual Meeting”) has been adjourned to Monday, June 2, 2025 at 8:30 a.m. Pacific Time with respect to all proposals described in Vaxart’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2025 (the “Proxy Statement”).

The reconvened Annual Meeting will be held in a virtual-only format, which can be accessed by visiting http://www.virtualshareholdermeeting.com/VXRT2025 and entering the 16‐digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

During the adjournment, Vaxart continues to solicit votes from its stockholders with respect to all proposals set forth in the Proxy Statement.

Proxies previously submitted with respect to the Annual Meeting will be voted on all applicable proposals at the adjourned Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Board of Directors of Vaxart believes that the approval of Proposal No. 2 regarding the Reverse Stock Split is in the best interests of the stockholders of Vaxart for the following reasons:

●	regains compliance of Nasdaq’s minimum bid price requirement and helps ensure that the Company’s common stock can remain listed on Nasdaq;
●

brokerage firms may be more reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●

analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees.

Vaxart encourages all stockholders of record on March 26, 2025 who have not yet voted to do so by 11:59 p.m. Eastern Time on June 1, 2025. The Company also reminds those who have previously voted against Proposal No. 2 that they can change their vote in favor of the proposal.

If you have any questions or need assistance with voting, please contact Vaxart’s proxy solicitation firm:

Campaign Management, LLC

Toll-Free: 1-855-264-1527

Email: info@campaign-mgmt.com

About Vaxart

Vaxart is a clinical-stage biotechnology company developing a range of oral recombinant vaccines based on its proprietary delivery platform. Vaxart vaccines are designed to be administered using pills that can be stored and shipped without refrigeration and eliminate the risk of needle-stick injury. Vaxart believes that its proprietary pill vaccine delivery platform is suitable to deliver recombinant vaccines, positioning the company to develop oral versions of currently marketed vaccines and to design recombinant vaccines for new indications. Vaxart’s development programs currently include pill vaccines designed to protect against coronavirus, norovirus and influenza, as well as a therapeutic vaccine for human papillomavirus (HPV), Vaxart’s first immune-oncology indication. Vaxart has filed broad domestic and international patent applications covering its proprietary technology and creations for oral vaccination using adenovirus and TLR3 agonists.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as the annual meeting of stockholders, our plans, objectives, and expectations for business operations, funding, and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this press release may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and any risk factors disclosed in any subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this press release. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this press release.

Participants in the Solicitation

The Company and its directors, executive officers, and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the business to be conducted at the annual meeting of stockholders. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of the Company's directors and executive officers in the definitive proxy statement filed in connection with the annual meeting of stockholders as well as the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), all of which may be obtained free of charge at the website maintained by the SEC at www.sec.gov.

Contact

Vaxart Media and Investor Relations

Matt Steinberg

FINN Partners

IR@vaxart.com

(646) 871-8481